5a. Income Taxes (Tables)	12 Months Ended
Dec. 31, 2014
A. Income Taxes Tables
Components of deferred taxes
	2014	2013
Deferred tax assets:
Net operating loss carry forwards	$466	$287
Deferred tax liabilities:
Intangible assets and other	25,994	22,737
	26,460	23,025
Valuation allowance	(26,460)	(23,025)
	$0	$0

Income taxes
	2014	2013
Statutory federal tax rate	34%	34%
State taxes, net of federal benefit	4	4
Nondeductible expenses	—	—
Valuation allowance	(38)	(38)
	0%	0%